EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 0 Second Quarter 2012 Financial Teleconference

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 1 Statements contained in this presentation about future performance, including, without limitation, operating results, asset and rate base growth, capital expenditures, San Onofre Nuclear Generating Station (SONGS), EME liquidity and restructuring activities, and other statements that are not purely historical, are forward-looking statements. These forward-looking statements reflect our current expectations; however, such statements involve risks and uncertainties. Actual results could differ materially from current expectations. These forward-looking statements represent our expectations only as of the date of this presentation, and Edison International assumes no duty to update them to reflect new information, events or circumstances. Important factors that could cause different results are discussed under the headings “Risk Factors,” and “Management’s Discussion and Analysis” in Edison International’s 2011 Form 10-K, most recent Form 10-Q and other reports filed with the Securities and Exchange Commission, which are available on our website: www.edisoninvestor.com. These filings also provide additional information on historical and other factual data contained in this presentation. Forward-Looking Statements

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 2 Second Quarter Earnings Summary 1 See Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. The impact of participating securities is included in EIX parent company and other and was zero per share for the quarters ended June 30, 2012, and June 30, 2011. 2 Homer City’s financial results are reported as non-core, resulting in a $(0.09) per share loss for the quarter ended June 30, 2012, and a $(0.02) per share loss for the quarter ended June 30, 2011. Q2 11 Q2 12 Variance Core EPS1 SCE $0.65 $0.59 $(0.06) EMG (0.07) (0.25) (0.18) EIX parent company and other (0.02) (0.02) — Core EPS $0.56 $0.32 $(0.24) Non-Core Items SCE $— $— $— EMG2 (0.02) (0.09) (0.07) EIX parent company and other — — — Total Non-Core $(0.02) $(0.09) $(0.07) Basic EPS $0.54 $0.23 $(0.31) Diluted EPS $0.54 $0.22 $(0.32) Basic EPS GAAP Earnings ($ millions) Core EPS Q2 11 Q2 12 $0.32 Core Earnings ($ millions) Q2 11 Q2 12 $0.56 Q2 11 Q2 12 $0.23 $176 $74 Q2 11 Q2 12 $0.54 $103 $182

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 3 SCE Second Quarter Highlights Items mainly driven by 2012 GRC delay: Depreciation Net interest expense SONGS inspection and repair O&M reductions and other Total $(0.05) (0.04) (0.05) 0.08 $(0.06) Recent Developments • SONGS Units 2 and 3 remain off-line for ongoing maintenance, extensive inspections, testing and analysis of their steam generators • On June 15 the CPUC set the schedule for Cost of Capital proceeding: • Phase I – 2013 cost of capital and capital structure with a final decision scheduled December 2012 • Phase II – multi-year trigger mechanism; schedule to be set by end of 2012 EPS Core1 Non-Core Items Basic EPS1 Q2 12 $0.59 — $0.59 Variance $(0.06) — $(0.06) Q2 11 $0.65 — $0.65 Key Core Earnings Drivers 1 See Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix for reconciliation of core earnings per share to basic earnings per share.

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 4 SONGS – Supplemental Data 1 Energy and capacity net of avoided nuclear fuel costs. Represents about 7% of SCE’s total fuel and purchased power expense incurred year to date June 30, 2012. 2 Net of accumulated depreciation. Includes Construction Work in Progress, nuclear fuel, and materials and supplies. 3 Adjusted for inflation, from $525 million (2004$) authorized by CPUC in 2005. 4 Direct operating and maintenance costs, depreciation, and return on investment. 2012 Outage Impacts (SCE share) Inspection & Repair Costs – Incurred $48 million Additional Estimated Costs to Commence Start-up of Unit 2 at Reduced Power Levels $25 million Net Market Costs – Incurred1 $117 million Financial (SCE share) Ownership 78.21% Rate Base $1.2 billion Net Investment and Related Inventory2 $2.0 billion Regulatory (SCE share) Steam Generator Replacement (SGR) Project – Approved3 $665 million SGR Project – Incurred $593 million Estimated 2012 Annual Revenue Requirement4 $650 million Physical (Total) Capacity (MW) 2,150 2011 Generation (million kWh) 18,097 June 30, 2012

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 5 SONGS – Warranty and Insurance MHI Warranty • 20-year warranty with Mitsubishi Heavy Industries  Repair or replace defective items  Specified damages for certain repairs  $137 million liability limit – subject to applicable exceptions  Excludes consequential damages (e.g. replacement power) NEIL Insurance • Property damage and outage insurance through Nuclear Electric Insurance Limited (“NEIL”)  SCE has placed NEIL on notice of potential claims for loss recovery  “Accidental Property Damage” – $2.5 million deductible; $2.75 billion liability limit  Outage from damage – up to $3.5 million per week for each unit after 12-week deductible period ($2.8 million per unit per week if both are out); $490 million limit per unit ($392 million each if both units are out)  Exclusions and limitations may reduce or eliminate coverage  Proof of loss must be submitted within 12 months of damage or outage There is no assurance that SCE will recover all of its applicable costs pursuant to these arrangements

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 6 1 Currently forecasted 2012-2014 FERC and CPUC capital spending, while final GRC decision is pending, subject to timely receipt of permitting, licensing, and regulatory approvals. Forecast range reflects an 11% variability to annual expenditure levels related to execution risk, scope change, delays, regulatory constraints, and other contingencies. Variability based on average level of actual variability experienced from 2009 through 2011. SCE Capital Expenditures Forecast Total Forecast Range1 $5.0 $4.4 $3.8 $13.2 $4.4 $4.0 $3.4 $11.8 $3.9 $5.0 $4.4 $3.8 2011 2012 2013 2014 By Proceeding % 2012 CPUC Rate Case 68 FERC Cases 29 Total 100 Other CPUC 3 Forecast By Classification $ % Solar Photovoltaic 0.2 1 Edison SmartConnect® 0.4 3 Generation 1.7 13 Transmission 3.8 29 Distribution 7.1 54 Total 13.2 100 ($ billions) Due to GRC delay, 2012 capital expenditures expected to be at or below forecast range.

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 7 EMG Second Quarter Highlights Recent Developments • EME has entered into agreements with advisors representing certain unsecured bondholders for the purpose of engaging in discussions regarding EME's financial condition, liquidity, and cash flow 1 See Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix for reconciliation of core earnings per share to basic earnings per share. 2 Homer City’s financial results are reported as non-core for both quarters, resulting in a $(0.09) per share loss for the quarter ended June 30, 2012, and a $(0.02) per share loss for the quarter ended June 30, 2011. 3 Includes per share impact of unrealized losses of $(0.02) for the quarter ended June 30, 2012, and zero per share for the quarter ended June 30, 2011. EPS Core1 Non-Core Items2 Basic EPS1 Q2 12 $(0.25) (0.09) $(0.34) Variance $(0.18) (0.07) $(0.25) Q2 11 $(0.07) (0.02) $(0.09) Key Core Earnings Drivers Midwest Generation3 EMMT - trading Renewable energy projects Natural gas projects Higher net interest expenses Higher income taxes and other Total $(0.08) (0.02) (0.02) (0.03) (0.01) (0.02) $(0.18)

Leading the Way in Electricity SM

Liquidity Profile

June 30, 2012
($ millions)

Sources	SCE	EME & Subs[1]	EMG Subs	EIX parent co. & other
Credit Facility	$2,750	$—	$—	$1,250
Credit Facility (availability)	$2,387	$—	$—	$1,232
Cash & Cash Equivalents[1]	41	1,009	60	65
Available Liquidity	**$2,428**	**$1,009**	**$60**	**$1,297**

- Recognized EME tax benefits of $961 million available under the EIX tax-allocation agreement
  - EME recognized tax-allocation benefits related to net operating loss carryforwards of $732 million and production tax and other credit carryforwards of $229 million
  - EME may make tax-allocation payments to EIX in 2012, which may be substantially offset by tax-allocation payments from EIX
  - A tax-allocation payment by EME may increase recognized EME tax benefits
  - EME may not become current on tax-allocation payments from EIX for several years
- In May, SCE and EIX replaced their credit facilities with $2.75 billion and $1.25 billion five-year revolving credit facilities.

1 EME had corporate cash of $879 million at June 30, 2012. Corporate cash is defined as cash and cash equivalents of EME and its subsidiaries that do not have contractual third-party dividend restrictions. EME credit facility was terminated in February. MWG credit facility expired in June so MWG is no longer contractually restricted in its ability to make distributions to EME and is included in Corporate Cash.

July 31, 2012 8 EDISON INTERNATIONAL®

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 9 EME Financial Status • Simultaneous needs to fund operating losses, install environmental upgrades and meet upcoming debt maturities when power prices are expected to exhaust EME liquidity • EME will need to consider all options, including:  Asset sales  Conservation of cash that would be otherwise applied to the payment of obligations  Restructuring or reorganizing its capital structure • EME entered into agreements with advisors representing certain of its unsecured bondholders  Discussions are ongoing • Absent a restructuring of obligations and based on current projections, EME is not expected to have sufficient liquidity to repay the $500 million debt obligation due in June 2013 • EME may need to file for protection under Chapter 11 of the U.S. Bankruptcy Code Midwest Generation (MWG) • MWG is largely dependent on EME to fund cash flow deficits, environmental retrofits, and interest payments on a note receivable used to pay Powerton – Joliet lease costs • If MWG is unable to obtain support from EME or other sources, MWG may default on its Powerton – Joliet lease and may need to file for protection under Chapter 11 of the U.S. Bankruptcy Code

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 10 Southern California Edison • Average rate base range of $19.9 - $20.8 billion • Capital structure: 48% equity, 11.5% ROE (CPUC), 11.1% ROE (FERC) • No energy efficiency earnings • AFUDC offsets other costs outside CPUC rate case • FERC ROE may change due to differences in project incentives Edison Mission Energy • No capital commitment from EIX • Reduced dispatch and coal consumption at current power prices • Reduced operations and maintenance expenses at coal plants • Treat Homer City as non-core until ownership is transferred • Delayed environmental capital expenditures using ultra-low sulfur coal Edison International • Modest dividend increase (subject to Board approval) • Return to historical trend for holding company costs • No change in basic shares outstanding Due to pending SCE regulatory and financial decisions, 2012 guidance has not been provided 2012 Business Assumptions

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 11 Appendix

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 12 Updates Since Our Last Presentation • Q2 2012 results and standard information • SONGS – Supplemental Data (p. 4) – New Slide • SONGS – Warranty and Insurance (p. 5) – New Slide • EME Financial Status (p. 9) – New Slide • Dividend Growth (p. 15) – New Slide • SONGS – Outage Update (p. 29) • SONGS – Regulatory (p. 30) – New Slide • EMG 2006 Illinois CPS Agreement (p. 38)

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 13 Delivering Superior and Sustained Value Edison International • Diversified platform (regulated and competitive) best positions EIX in an industry undergoing unprecedented change • Positioned for long-term earnings and dividend growth • Investment discipline Southern California Edison • Balancing electric system safety, reliability, and affordability to ensure long- term sustainable growth • Strategic focus on infrastructure investment (transmission and distribution) • Pursuing advanced technologies (Smart Grid and electric transportation) • Decoupled regulatory model mitigates risk of changing demand and fuel cost Edison Mission Energy • Consider all options to stabilize EME, including:  Asset sales  Conservation of cash otherwise applied to payment of obligations  Restructuring or reorganizing capital structure Our key operating principles emphasize financial discipline, superior execution, and innovative solutions to the challenges of today and tomorrow

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 14 Financing Strategies • No financial support from, or distributions to, Edison International • Consider all options, including:  Asset sales  Conservation of cash otherwise applied to payment of obligations  Restructuring or reorganizing capital structure • Authorized CPUC capital structure (through 2012): 48% common equity, 43% long-term debt, 9% preferred stock • Periodic issuance of debt and preferred equity to maintain authorized capital structure • Issue short-term debt to meet liquidity requirements • Modest annual increases, subject to Board approval, while SCE implements major capital investment program • Target payout ratio is 45-55% of SCE earnings Southern California Edison Edison Mission Energy Dividend Policy

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 15 Dividend Growth SCE earnings and rate base growth has expanded faster than EIX’s dividend as a result of large utility capital program $1.08 $1.16 $1.22 $1.24 $1.26 $1.28 $1.89 $2.07 $2.25 $2.68 $3.01 $3.33 $0.00 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 2006 2007 2008 2009 2010 2011 SCE Core EPS EIX Dividend Paid • EIX targets paying out 45 – 55% of SCE earnings • Dividend has not been growing at the same rate as EPS and is below target payout ratio due to large SCE capital program • EIX expects to return to target dividend range over time as SCE capital spending declines from its 2012 projected peak SCE Core EPS1 EIX Dividend 12% 3.5% 2006 – 2011 CAGR (38%) (42%) (46%) (54%) (56%) (57%) 1 See Use of Non-GAAP Financial Measures in Appendix for reconciliation of core earnings per share to basic earnings per share. 1

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 16 Year-to-Date Earnings Summary 1 See Earnings Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. The impact of participating securities is included in EIX parent company and other and was zero for the period ended June 30, 2012 and zero for the period ended June 30, 2011. YTD 11 YTD 12 Variance Core EPS1 SCE $1.33 $1.14 $(0.19) EMG (0.10) (0.43) (0.33) EIX parent company and other (0.02) (0.04) (0.02) Core EPS $1.21 $0.67 $(0.54) Non-Core Items SCE $ — $ — $ — EMG (0.06) (0.16) (0.10) EIX parent company and other — — — Total Non-Core $(0.06) $(0.16) $(0.10) Basic EPS $1.15 $0.51 $(0.64) Diluted EPS $1.15 $0.50 $(0.65) YTD 11 YTD 12 $376 $167 YTD 11 YTD 12 $1.15 $0.51 YTD 11 YTD 12 $394 $220 $0.67 $1.21 YTD 11 YTD 12 Core Earnings ($ millions) Core EPS GAAP Earnings ($ millions) Basic EPS

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 17 Items mainly driven by 2012 GRC delay: Depreciation Net interest expense SONGS inspection and repair O&M reductions and other Lower AFUDC Total SCE Year-to-Date Highlights 1 See Use of Non-GAAP Financial Measures in Appendix for reconciliation of core earnings per share to basic earnings per share. $(0.09) (0.07) (0.09) 0.09 (0.03) $(0.19) Key Core Earnings Drivers EPS Core1 Non-Core Items Basic EPS1 YTD 11 $1.33 — $1.33 YTD 12 $1.14 — $1.14 Variance $(0.19) — $(0.19)

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 18 EMG Year-to-Date Highlights 1 See Use of Non-GAAP Financial Measures in Appendix for reconciliation of core earnings per share to basic earnings per share. 2 Homer City’s financial results are reported as non-core for both periods, resulting in a $(0.16) per share loss for the period ended June 30, 2012 and a $(0.05) per share loss for the period ended June 30, 2011. Key Core Earnings Drivers EPS Core1 Non-Core Items2 Basic EPS1 YTD 11 $(0.10) (0.06) $(0.16) YTD 12 $(0.43) (0.16) $(0.59) Variance $(0.33) (0.10) $(0.43) Midwest Generation EMMT - trading Natural gas projects Higher net interest expenses Higher income taxes and other Total $(0.26) (0.01) (0.02) (0.02) (0.02) $(0.33)

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 19 Calendar Year Short- and Long-Term Debt Maturities SCE EME1,2 EIX Expiration of Credit Facilities SCE3 MWG4 EIX3 Debt Maturity Profiles 2013 2012 2014 2015 $300 33 18 $— — — June 30, 2012 ($ millions) $— 578 — $— — — $1,200 291 — $— — — $300 72 — $— — — 1 Includes project finance and other non-recourse debt. 2 Assumes conversion of $286 million outstanding Walnut Creek construction loan to term loan in 2013 3 New credit facilities for SCE ($2,750 million) and EIX ($1,250 million) mature in May 2017. 4 Midwest Generation's working capital facility matured in June 2012 as per its terms.

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 20 Earnings Attributable to Edison International Core Earnings1 SCE EMG EIX parent company and other Core Earnings Non-core items EMG – Homer City operations2 EMG – discontinued operations Total Non-core items GAAP Earnings Non-GAAP Reconciliations ($ millions) 1 See Use of Non-GAAP Financial Measures. 2 Homer City’s financial results are reported as non-core for both quarters, resulting in a $(0.09) per share non-core loss for the quarter ended June 30, 2012 and a $(0.02) per share non-core loss for the quarter ended June 30, 2011, and a $(0.16) per share loss for the YTD period ended June 30, 2012 and a $(0.05) per share loss for the YTD period ended June 30, 2011 Q2 11 $211 (25) (4) $182 $(5) (1) $(6) $176 Q2 12 $191 (81) (7) $103 $(29) – $(29) $74 Reconciliation of EIX Core Earnings to EIX GAAP Earnings YTD 11 $433 (33) (6) $394 $(15) (3) $(18) $376 YTD 12 $373 (141) (12) $220 $(52) (1) $(53) $167

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 21 Our Shareholder Value Proposition • Dual platform operating across the full spectrum of the electric industry • Southern California Edison  Among the best domestic electric utility growth platforms  Supportive regulatory framework  Leadership in renewable energy, energy efficiency, electric vehicles and Smart Grid development • Edison Mission Energy  Consider all options, including: asset sales, conservation of cash otherwise applied to payment of obligations, restructuring or reorganizing capital structure • Commitment to long-term shareholder value creation • Incentive compensation and stock ownership guidelines consistent with shareholder interests • Edison people committed to safety, customer service, and operational excellence

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 22 SCE Appendix

Leading the Way in Electricity℠

SCE Rate Base Forecast

($ billions)

2012 – 2014 CAGR[2]	
Rate Base	7-9%


$20.8
$19.9
2012
$22.6
$21.2
2013
$24.7
$22.8
2014

- Rate base forecast[1,3] based on 2012 CPUC GRC and 2012 FERC Formula Rate requests including consolidated FERC CWIP in rate base
- Forecast subject to change based on timely receipt of permitting, licensing, capital deployment, and regulatory approvals on capital expenditures

1 Forecast range is weighted-average year basis and includes: (1) forecasted 2012-2014 CPUC and FERC rate base requests; (2) SCE Solar PV program including CPUC approved petition for modification; (3) consolidation of CWIP projects; (4) estimated impact of bonus depreciation provisions as allowed by The Tax Relief and Unemployment Insurance Reauthorization and Job Creation Acts of 2010. Rate Base forecast range reflects capital expenditure forecast range from SCE Capital Expenditures Forecast.

2 Forecasted Rate Base and related earnings per share growth may vary depending on authorized revenues and cost of capital, including financing costs, operating expenses, taxes, and other revenue activities. SCE expects that 2012 capital expenditures will be at or below the forecasted range of $4.4 billion to $5.0 billion.

3 Changes in the profile of 2012 – 2014 capital spending could cause recorded rate base to be lower than projected rate base.

July 31, 2012 23 EDISON INTERNATIONAL®

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 24 $11.4 $12.5 $13.1 $15.0 $16.8 $18.8 2006 2007 2008 2009 2010 2011 Rate Base1 Core Earnings2 11% 12% 2006 – 2011 CAGR 1 Recorded rate base, year-end basis. 2 See Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. Core Earnings2 $1.89 $2.07 $2.25 $2.68 $3.01 $3.33 SCE Historical Rate Base and Core Earnings ($ billions)

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 25 SCE 2012 CPUC General Rate Case • Application filed November 23, 2010, to set base revenue requirement for 2012 – 2014 (A.10-11-015)  Rate increase driven by system reliability, load growth, capital-related expense, and technology needs  Excludes fuel and purchased power costs, and transmission projects under FERC jurisdiction  Cost of capital determined in separate proceeding • SCE’s current request is pending with the CPUC: Revenue Requirement increase of $809 million in 2012, $117 million in 2013, and $513 million in 2014, net of sales growth • Proposed decision anticipated second half of 2012 • Final decision retroactive to January 1, 2012, through memorandum account

Leading the Way in Electricity SM

SCE 2012 Cost of Capital Application

- On April 20, 2012, SCE filed its application to set the capital structure and cost of capital for 2013 (A.12-04-015)
- Requested Return on Common Equity (ROE) of 11.1%:
  - ➢ Capital needs are relatively high compared to other electrics
  - ➢ Financial strength needed to attract capital for aggressive State policy goals
  - ➢ Relatively lower ROE in other jurisdictions does not reflect SCE business and financial risks
- Application split into 2 phases, Phase 1 to be decided by December 2012, Phase 2 to litigate in 2013

Phase		Current	Proposed	2013 Revenue Impact
Phase I	Capital Structure	• Long Term Debt – 43% • Preferred Debt – 9% • Equity – 48%	• Long Term Debt – 43% • Preferred Debt – 9% • Equity – 48%	• None
Phase I	Cost of Capital	• Long Term Debt – 6.22% • Preferred Debt – 6.01% • Equity – 11.5%	• Long Term Debt – 5.53% • Preferred Debt – 5.86% • Equity – 11.1%	• $128 million reduction based on 2012 GRC request, or 0.2 cents/kWh
Phase II	Adjustments	Annual ROE trigger mechanism: • Moody's Baa bond index 12-month average • ½ difference adjustment when 1 percentage point deadband is exceeded	• Continue annual trigger mechanism for 2014 and 2015	• None

July 31, 2012 26 EDISON INTERNATIONAL®

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 27 4 5 6 7 8 9 10 Mar-08 Sep-08 Mar-09 Sep-09 Mar-10 Sep-10 Mar-11 Sep-11 Mar-12 Sep-12 Mar-13 Sep-13 Ra te (% ) Moody’s Baa Utility Index SCE ROE Mechanism – Current and Proposed Current Starting Index = 6.26% Moody’s Baa Utility Index Spot Rate Moving Average (since October 1, 2011 = 5.05%) • Since 2008, SCE’s CPUC authorized Return on Equity (ROE) has been 11.5% through the end of 2012:  ROE adjustment based on 12-month average of Moody’s Baa utility bond index, measured in September  If index exceeds a 1% deadband from starting index value, authorized ROE changes by half the difference • Cost of Capital application for 2013 filed April 20, 2012, proposing same mechanism with updated starting index  Starting point based on trailing 12 months of Moody’s Baa index (example uses 5.05% based on current index from October 1, 2011, to September 30, 2012)  No proposed changes to adjustment mechanism or measurement period three year duration Proposed Starting Index 10/1/2012 = TBD – based on Moody’s Baa Utility Index Spot Rate (5.05% for illustration) 1% +/- Deadband

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 28 SONGS – Outage Update • Unit 2 and Unit 3 remain off-line for ongoing extensive inspection, testing, and analysis of the steam generators • NRC Augmented Inspection Team report released on July 19  Design changes were appropriately reviewed in accordance with 10 CFR 50.59 requirements  Plant operators responded in a manner that protected public health and safety • SCE released tube wear data on July 13  Unit 2 – 1,595 tubes showed wear; 510 tubes plugged (6 with wear of more than 35%)  Unit 3 – 1,806 tubes showed wear; 807 tubes plugged (381 with wear of more than 35%) • SCE continues to evaluate repairs and mitigation plans to be submitted to the NRC • Currently anticipate Unit 2 mitigation plan will be submitted in advance of Unit 3 mitigation plan Each unit will only be restarted when SCE and the NRC are satisfied it is safe to do so

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 29 SONGS – Regulatory Nuclear Regulatory Commission (NRC) • Restart timing dependent on NRC regulatory process outlined in Confirmatory Action Letter • NRC could also impose additional inspections, assessment processes, or license amendments that could result in significant costs or additional delay • No assurances about length of time to review restart or whether request would be granted CA Public Utilities Commission (CPUC) • California Public Utilities Code §455.5  Triggers the CPUC to open an investigation on a generation unit out of service for 9 consecutive months upon SCE’s notification – November for Unit 3 and December for Unit 2  Ongoing revenue requirement included in rates from initiation date of Order Instituting Investigation (OII) is subject to refund pending investigation outcome • Reasonableness Review Proceedings  Steam Generator Replacement project final costs  ERRA replacement power  Pending proposal before the CPUC to initiate an OII

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 30 SCE Transmission Program Transmission expenditures are needed to improve system reliability and increase access to renewable energy Eldorado Ivanpah San Joaquin Cross Valley Loop Los Angeles Vincent San Diego Pardee Antelope Palmdale Santa Ana SCE Service Territory Santa Clarita Valley Mira Loma Devers Palm Springs Windhub San Joaquin Cross Valley Loop Colorado River Rector Whirlwind Ivanpah Eldorado Highwind Alberhill Tehachapi Segments 1-3 500kV Tehachapi Segments 4-11 500kV DCR 500kV Alberhill Redbluff Redbluff Existing Substation 1 FERC and CPUC jurisdictional assets. Direct expenditures include direct labor, land and contract (materials & contractor) costs incurred for each project and excludes allocated overhead costs included in the SCE Capital Expenditures Forecast for 2012 - 2014. Subject to timely receipt of permitting, licensing, and regulatory approvals. 2 Segments 1-3A were energized and in-service in 2009. The remainder is under construction and will be phased into service through 2015. As required by the CPUC, SCE will file for a revised total project cost cap upon final project engineering, expected to be complete later this year. 3 Eldorado-Ivanpah Project received CPUC approval at $411 million related to reduced contingency. SCE has the ability to file an updated cost when final engineering is completed. 4 SCE has experienced significant cost pressures on its Tehachapi and Devers-Colorado River Transmission Projects, primarily related to environmental monitoring and mitigation costs, scope changes, and schedule delays. Related CPUC filings will be updated when final engineering is completed. Project Name Project Lifecycle Phase In Service Date Direct Project Costs1 % of Spend Complete 2012-2014 Forecast1 Tehachapi 1-112,4 Construction 2015 $2,500 69% $904 Devers-Colorado River4 Construction 2013 860 33% 709 Eldorado-Ivanpah3 Engineering / Construction 2013 444 11% 417 Red Bluff Construction 2013 234 28% 220 Alberhill Licensing 2015 315 8% 242 San Joaquin Cross Valley Loop Engineering / Construction 2014 190 14% 170 June 30, 2012

Leading the Way in Electricity SM

Other SCE Key Regulatory Events

	Case Number	Date of Filing	Status	Next Milestone
FERC Formula Rate Filing	ER11-3697	06/03/11	Settlement discussions on formula rate in progress.	Settlement conference held on July 25 and 26, 2012.
	FERC ROE		FERC rejected SCE's request for rehearing on ROE, and SCE has initiated court appeal	SCE reply brief on ROE at DC Circuit due August 20
Tehachapi Transmission	A. 07-06-031	06/28/07	CPUC restrictions during evaluation of Petition for Modification and Assigned Commissioner's Ruling regarding Chino Hills continue to impact construction on Segments 7 and 8	CPUC approval for Petition for Modification for aviation marking and lighting expected Q1 2013; Response to Scoping Memo and Assigned Commissioner Ruling due February 2013
Devers-Colorado River Transmission	A. 05-04-015	04/11/05	Construction began January 2012	Revised costs to be filed with CPUC - Filing under review
Eldorado-Ivanpah Transmission	A. 09-05-027	05/28/09	Nevada PUC PTC approval obtained March 2012. Construction commenced March 2012	Forecast in-service July 2013
Alberhill	A. 09-09-022	09/30/09	Permit to Construct filed September 2009 converted to a CPCN filing March 2010. Amended Proponent's Environmental Assessment (PEA) per CPUC request submitted April 2011	Draft Environmental Impact Report (EIR) expected from the CPUC Q3 2012

July 31, 2012 31 EDISON INTERNATIONAL®

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 32 SCE Results of Operations ($ millions) Six Months Ended Jun 30, 2011 Six Months Ended Jun 30, 2012 1 See Use of Non-GAAP Financial Measures. Utility Earning Activities Utility Cost Recovery Activities Total Consolidated Utility Earning Activities Utility Cost Recovery Activities Total Consolidated Operating Revenue $2,837 $1,841 $4,678 $2,916 $2,147 $5,063 Fuel and purchased power - 1,317 1,317 - 1,575 1,575 Operation and maintenance 1,108 523 1,631 1,151 566 1,717 Depreciation, decommissioning and amortization 700 - 700 788 - 788 Property and other taxes 145 1 146 155 1 156 Total operating expenses 1,953 1,841 3,794 2,094 2,142 4,236 Operating income 884 - 884 822 5 827 Net interest expense and other (171) (171) (200) (5) (205) Income before income taxes 713 - 713 622 - 622 Income tax expense 251 251 208 - 208 Net incom 462 - 462 414 - 414 Dividends on preferred and preference stock not subject to mandatory redemption 29 29 41 - 41 Net income available for common stock $433 $- $433 $373 $- $373 Core Earnings $433 $373 Non-Core Earnings1 - - Total SCE GAAP Earnings $433 $373

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 33 Earnings Per Share Attributable to SCE Core EPS1 Non-core items Tax settlement Health care legislation Regulatory and tax items Generator settlement/refund incentive Total non-core items Basic EPS SCE Non-GAAP Reconciliation 1 See Use of Non-GAAP Financial Measures. Reconciliation of SCE Core Earnings Per Share to SCE GAAP Earnings Per Share 2006 $1.89 — — 0.40 0.09 0.49 $2.38 2007 $2.07 — — 0.10 — 0.10 $2.17 2008 $2.25 — — (0.15) — (0.15) $2.10 2009 $2.68 0.94 — 0.14 — 1.08 $3.76 2010 $3.01 0.30 (0.12) — — 0.18 $3.19 CAGR 12% 7% 2011 $3.33 — — — — — $3.33

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 34 EMG Appendix

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 35 Owned and Operated1 Coal2 Natural Gas Wind3 Other Total MW 7,096 1,269 1,660 153 10,178% 70 12 16 2 100 Under Construction Wind Natural Gas4 Wind Development Pipeline5 MW 120 479 MW ~700 67 44 19 244 190 357 5,172 167 133 305 40 1,884 144 EME Business Platform June 30, 2012 1 Includes projects owned or operated. Natural gas includes oil-fired; other includes Doga in Turkey (144 MW) and Huntington biomass (9 MW), which are not shown. 2 Includes Fisk (326 MW), Crawford (532 MW) stations to be shutdown September 2012, and Homer City (1,884 MW) station that is being transferred to owner lessors. 3 Includes CWP operating projects reflected on a net basis based on EME’s interest to reflect CWP closing in the quarter ended March 31, 2012. 4 Deliveries under the power sales agreement are expected to commence in 2013. 5 Owned or under exclusive agreement. 240 964 479 120 55

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 36 1 Includes the price of energy, capacity, ancillary services, etc. 2 Average realized gross margin is equal to all-in average realized price less average fuel and emission costs. 3 See Other Non-GAAP Reconciliations and Use of Non-GAAP Financial Measures in Appendix. 4 Includes Fisk (326 MW) and Crawford (532 MW) stations to be shutdown September 2012. Average realized fuel cost ($/MWh)3 Average realized gross margin ($/MWh)2 $18.88 $24.82 $17.65 $23.68 $31.03 $14.00 $30.54 $17.10 Q2 11 Q2 12 YTD 11 YTD 12 All-in Average Realized Prices1,3 $49.91 $48.19 $38.82 $40.78 • Total Generation (GWh) • Forced Outage Rate • Capacity Factor • Equivalent Availability • Load Factor • Flat energy price • NI Hub ($/MWh) YTD 11 13,030 5.1% 58.1% 75.3% 77.2% $34.29 YTD 12 10,806 4.5% 47.9% 79.2% 60.5% $26.70 Midwest Generation (Illinois) 5,172 MW4 – Six mid-merit facilities Utilize Powder River Basin (PRB) coal Operational Statistics Q2 11 5,560 5.0% 49.3% 63.7% 77.4% $34.57 Q2 12 5,467 4.6% 48.5% 77.4% 62.7% $26.21

Leading the Way in Electricity SM

Midwest Generation Hedging & Capacity Sales[1]

June 30, 2012

	Remainder of 2012	Net[2] Change From Q1	2013	Net[2] Change From Q1	2014	Net[2] Change From Q1
Total GWh (NI, AEP/Dayton, and Indiana Hubs)	3,638	(1,081)	1,020	—	—	—
Average price ($/MWh)	$38.24	$(0.94)	$40.42	$(0.01)	—	—
Coal under contract (millions of tons)[3]	9.4	(3.4)	10.6	0.5	9.8	—

	Installed Capacity[4]	Capacity Sold[4]	RPM Capacity Sold in Base Residual Auction		Other Capacity Sales, Net of Purchases		Aggregate Average Price per MW-day
	MW	MW	MW	Price per MW-day	MW	Average Price per MW-day	
July 1, 2012 to May 31, 2013	5,477	4,704	4,704	$16.46	—	—	$16.46
June 1, 2013 to May 31, 2014	4,619	4,650	4,650	$27.73	—	—	$27.73
June 1, 2014 to May 31, 2015	4,619	4,625	4,625	$125.99	—	—	$125.99
June 1, 2015 to May 31, 2016	4,619	3,620	3,620	$136.00	—	—	$136.00

1 See "Market Risk Exposures – Commodity Price Risk" in EME's quarterly report on Form 10-Q for complete descriptions and definitions of hedging programs.
2 Change from Q1 for 2012 includes 513 GWh of new hedges.
3 In July 2012 Midwest Generation agreed to sell one million tons of coal scheduled to be delivered in the second half of 2012 in order to better manage coal inventories. This transaction will result in a loss of approximately $6 million, which will be recorded in the third quarter of 2012.
4 Installed capacity reduction beginning June 1, 2013, due to Fisk and Crawford Station shut downs. Midwest Generation would expect to cover its capacity obligations associated with the Fisk and Crawford units through a combination of improved fleet performance, fleet capacity not previously sold forward and, if necessary, market transactions.

July 31, 2012 37 *EDISON INTERNATIONAL®*

Leading the Way in Electricity SM

EME 2006 Illinois CPS Agreement


Completed
2011 Emissions¹
2012
2013
2014
2015
2016
2017
2018
2019
Mercury
Fleet-wide average emission rate (lb/GWh)
Construction timeline
0.0074 or 86%²
US EPA MATS Deadline
Waukegan 7
Will County 3
0.008 or 90% reduction
Waukegan 7 deferral request pending
ACI
$45 million
Cost included in SO2 spend
NOx
Fleet-wide average emission rate (lb/mmbtu)
Construction timeline
0.17
0.11
SNCR
$105 million
SO2
Fleet-wide average emission rate (lb/mmbtu)
0.43
Waukegan 7
0.44
Waukegan 8
0.41
0.28
0.195
0.15
0.13
0.11
Joliet, Powerton, Will County
Crawford and Fisk Shutdown
Waukegan 7 deferral request pending – no change in fleet-wide emission rate
Construction timeline
Up to $628 million for large units
Fleet-wide requirement
Unit-specific requirement
CPS updates

1 Based on tests administered closest to year ended December 31, 2011, and submitted to Illinois EPA for compliance.

2 Actual mercury requirement for 2011 under the CPS was 5 lb/MMacf ACI injection, which has been met. Percent reduction requirement is based on mercury concentration in coal before and after treatment system. Reduction is across all units, including Waukegan 7 and Will County 3, which will require particulate removal upgrades to meet fleet-wide emission and unit-specific requirements. Midwest Generation believes that currently installed ACI and particulate removal equipment is sufficient to achieve or exceed the requirements outlined in the final MATS Rule.

July 31, 2012 38 EDISON INTERNATIONAL®

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 39 Midwest Generation Compliance Cost Unit Crawford 532 2,400 8.5% To be shutdown September 2012 Fisk 326 1,589 5.6% To be shutdown September 2012 Waukegan 7, 8 689 3,898 13.9% 2013/2014 $160 Joliet 6 290 1,675 5.9% 2018 $75 Joliet 7, 8 1,036 5,907 21.0% 2018 $200 Will County 3, 4 761 3,492 12.4% 20181 $194 Powerton 5, 6 1,538 9,184 32.7% 2018 $234 Total 5,172 28,145 $628 $235 1 Will County 3 requires particulate removal upgrades in 2015 to comply with the CPS requirements. 2 No decision has been made to retrofit particular units. Capital expenditure forecast provides for large unit retrofits. It is less likely that retrofits will be made to Joliet 6 and the Waukegan Station. Operating Capacity (MW) 2011 Generation (GWh) % of Regional Fleet IL EPA SO2 Compliance Deadline Large Unit Est. Capex ($MM)2 Small Unit Est. Capex ($MM)2

Leading the Way in Electricity SM

EME Wind Strategy & Financing

Refocused Wind Strategy

- Capistrano Wind Partners (CWP) formed February 13, 2012, by EME, TIAA-CREF, and CIRI (an Alaskan native corporation). $460 million commitment for wind development:
  - Operating projects transferred – Cedro Hill, Texas (150 MW) and Mountain Wind I and II, Wyoming (141 MW)
  - Projects to be transferred after completion in 2012 – Broken Bow I, Nebraska (80 MW) and Crofton Bluffs, Nebraska (40 MW)
  - Transaction will net EMG ~$235 million (for five projects)
  - EME retains an economic interest and will continue to operate and consolidate projects
- 700 MW development pipeline
- New wind projects to be developed or acquired only with third-party capital

Other Recent Wind Developments

- March 2012 – CWP proceeds for transfer of operating projects received by EME and to be used for general corporate purposes
- March 2012 – Closed $98 million debt financing for Broken Bow I, Nebraska (80 MW) and Crofton Bluffs, Nebraska (40 MW) wind projects

Wind Project Financing Capacity

- 575 MW not financed:
  - 387 MW contracted[1]
  - 188 MW merchant – Goat Wind, Texas (150 MW), Lookout, Pennsylvania (38 MW)

1 Includes Storm Lake project (108 MW) that was impaired in the quarter ended December 31, 2011.

July 31, 2012 40 EDISON INTERNATIONAL®

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 41 EME Capital Expenditures Midwest Generation Environmental expenditures3 Plant capital expenditures Walnut Creek Project4 Renewable Energy Projects Capital & construction Turbine commitments Other capital expenditures Total 2013 1 2011 expenditures shown on accrual basis. 2 Includes actual expenditures plus estimated remaining for 2012. 3 Projected expenditures to retrofit Powerton Units 5 and 6, Joliet Units 7 and 8, and Will County Units 3 and 4. No decisions have been made to retrofit particular units. 4 Total project costs are estimated to be $611 million. Capital expenditures in the above table exclude $72 million of interest and expenses during construction, financing costs, and costs incurred before 2011. June 30, 2012 ($ millions) $82 27 269 267 8 7 $660 $103 47 44 1 — 19 $214 $35 12 226 112 — 23 $408 2013 20111 20122 $311 16 — 2 — 15 $344 2014

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 42 Reconciliation to Earnings EMG1 – Adjusted EBITDA Q4 09 Q1 11 Earnings Addback (Deduct): Discontinued operations Income from continuing operations Interest expense Interest income Income taxes (benefits) Depreciation and amortization EBITDA1 Production tax credits Addback: Homer City Asset impairments and other Adjusted EBITDA June 30, 2012 ($ millions) 1 Earnings are attributable to Edison Mission Group and include impact of Edison Capital, which is not material. 2 See Use of Non-GAAP Financial Measures. Q2 11 2 12 Due to pending SCE regulatory and financial decisions, 2012 guidance has not been provided YTD 11 YTD 12 $(31) 1 (30) 80 — (55) 79 74 19 3 8 $104 $(110) — (110) 85 — (98) 68 (55) 17 36 11 $9 $(194) 1 (193) 171 (188) 135 (75) 36 63 26 $50 $(51) 3 (48) 160 (1) (101) 152 162 37 14 8 $221

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 43 EME Other Non-GAAP Reconciliations Reconciliation of Midwest Generation Operating Revenues and Fuel Costs to All-in Average Realized Price/MWh and Average Realized Fuel Cost/MWh Generation (GWh) Operating revenues Less: Unrealized (gains) losses Other revenues Realized revenues All-in average realized price/MWh Fuel costs Add back: Unrealized gains (losses) Realized fuel costs Average realized fuel cost/MWh 5,560 $280 (2) (1) $277 $49.91 $107 (1) $106 $18.88 Q2 11 Q2 12 Midwest Generation Operating revenues Midwest Generation Renewable projects Other revenues Segment revenues as reported Fuel Costs Midwest Generation Other revenues Segment revenues as reported Reconciliation of Midwest Generation Operating Revenues to Segment Revenues and Fuel Costs Q2 11 Q2 12 $280 59 61 $400 $107 4 $111 ($ millions) 13,030 $631 (2) (1) $628 $48.19 $233 (2) $231 $17.65 10,806 $446 (3) (2) $441 $40.78 $260 (4) $256 $23.68 YTD 11 YTD 12 YTD 11 YTD 12 $631 111 93 $835 $233 8 $241 $446 135 86 $667 $260 10 $270 5,467 $213 1 (1) $213 $38.82 $143 (7) $136 $24.82 $213 63 48 $324 143 5 $148

EDISON INTERNATIONAL® Leading the Way in Electricity SM July 31, 2012 44 Edison International’s earnings are prepared in accordance with generally accepted accounting principles used in the United States and represent the company’s earnings as reported to the Securities and Exchange Commission. Our management uses core earnings and EPS by principal operating subsidiary internally for financial planning and for analysis of performance. We also use core earnings and EPS by principal operating subsidiary when communicating with analysts and investors regarding our earnings results and outlook, to facilitate the company’s performance from period to period. Core earnings is a Non-GAAP financial measure and may not be comparable to those of other companies. Core earnings and core earnings per share are defined as GAAP earnings and basic earnings per share excluding income or loss from discontinued operations and income or loss from significant discrete items that management does not consider representative of ongoing earnings. GAAP earnings refer to net income attributable to Edison International common shareholders or attributable to the common shareholders of each subsidiary. EPS by principal operating subsidiary is based on the principal operating subsidiaries’ net income attributable to the common shareholders of each subsidiary, respectively, and Edison International’s weighted average outstanding common shares. The impact of participating securities (vested stock options that earn dividend equivalents that may participate in undistributed earnings with common stock) for each principal operating subsidiary is not material to each principal operating subsidiary’s EPS and is therefore reflected in the results of the Edison International holding company, which we refer to as EIX parent company and other. EBITDA is defined as earnings before interest, income taxes, depreciation and amortization. Adjusted EBITDA includes production tax credits from EME’s wind projects and excludes amounts from gain on the sale of assets, loss on early extinguishment of debt and leases, and impairment of assets and investments. Our management uses Adjusted EBITDA as an important financial measure for evaluating EME which represents substantially all of the EMG business segment. The average realized energy price and average realized fuel cost is a non-GAAP performance measure since such statistical measures exclude unrealized gains or losses recorded as operating revenues and unrealized gains or losses recorded as fuel expenses. Management believes that the average realized energy price and average realized fuel cost is more meaningful for investors as it reflects the impact of hedge contracts at the time of actual generation in period-over- period comparisons or as compared to real-time market prices. A reconciliation of Non-GAAP information to GAAP information, including the impact of participating securities, is included either on the slide where the information appears or on another slide referenced in this presentation. Use of Non-GAAP Financial Measures